                                                                    EXHIBIT 10.6


                              FIRST AMENDMENT DATED
                             AS OF DECEMBER 28, 1999
                    TO AMENDED AND RESTATED CREDIT AGREEMENT
                         DATED AS OF SEPTEMBER 15, 1999

     THIS FIRST AMENDMENT, dated as of December 28, 1999 (this "Amendment"), is entered into among AKORN, INC., a Louisiana corporation ("Akorn"), AKORN NEW JERSEY, INC. ("Akorn NJ"; collectively with Akorn, the "Borrowers" and each a "Borrower") and THE NORTHERN TRUST COMPANY, an Illinois banking corporation having its principal office at 50 South LaSalle Street, Chicago, Illinois 60675 (the "Lender").

                                    RECITALS:

     A. The Borrowers and the Lender have entered into an Amended and Restated Credit Agreement dated as of September 15, 1999 (said Amended and Restated Credit Agreement, as so amended, shall hereinafter be referred to as the "Agreement"; the terms defined in the Agreement and not otherwise defined herein shall be used herein as defined in the Agreement).

     B. The Borrowers and the Lender wish to increase the Lender's Commitment, extend the term of the Agreement and to otherwise amend certain provisions of the Agreement.

     C. Therefore, the parties hereto agree as follows:

1.   AMENDMENTS TO THE AGREEMENT.

          1.1. Section 1.1 of the Agreement. The definition of "Commitment" in
Section 1.1 of the Agreement is hereby amended as of the date hereof by deleting the dollar amount "Twenty-Five Million United State [sic] Dollars ($25,000,000)" appearing therein and substituting the dollar amount "Forty-Five Million United States Dollars ($45,000,000)" therefor.

          1.2. Section 1.1 of the Agreement. The definition of "Termination Date" in Section 1.1 of the Agreement is hereby amended as of the date hereof by deleting the date "December 29, 2000" appearing therein and substituting the date "December 29, 2001" therefor.

          1.3. Section 7.10(c) of the Agreement. Section 7.10(c) of the Agreement is hereby amended and restated in its entirety as of the date hereof as follows:

          "Cash Flow Coverage Ratio. Borrowers and their Subsidiaries on a consolidated basis shall maintain a ratio of (a) EBITDA, measured at the end of each Fiscal Quarter for the four immediately preceding Fiscal Quarters then ended to (b) the sum of (i) Debt Service, measured as of the end of such Fiscal Quarter plus (ii) capital expenditures (determined in accordance with GAAP) for the four immediately preceding Fiscal Quarters then ended, measured at the end of such Fiscal Quarter, of at least 1.25:1.0."

          1.4. Exhibit B to the Agreement. Exhibit B to the Agreement is hereby amended as of the date hereof to be in the form set forth as Exhibit B hereto.


2. WARRANTIES. To induce the Lender to enter into this Amendment, each Borrower warrants that:

          2.1. Authorization. Such Borrower is duly authorized to execute and deliver this Amendment and the Replacement Note (as hereinafter defined) and is and will continue to be duly authorized to borrow monies under the Agreement, as amended hereby, and to perform its obligations under the Agreement, as amended hereby, and under the Replacement Note.

          2.2. No Conflicts. The execution and delivery of this Amendment and the Replacement Note, and the performance by such Borrower of its obligations under the Agreement, as amended hereby, and under the Replacement Note, do not and will not conflict with any provision of law or of the charter or by-laws of such Borrower or of any agreement binding upon such Borrower.

          2.3. Validity and Binding Effect. The Agreement, as amended hereby, is, and the Replacement Note when duly executed and delivered will be, a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

3.       CONDITIONS PRECEDENT TO AMENDMENTS.  The  amendments contemplated by
Section 1 hereof are subject to the satisfaction of each of the following conditions precedent:

          3.1. Documentation. The Borrowers shall have delivered to the Lender all of the following, each duly executed and dated the closing date hereof, in form and substance satisfactory to the Lender:

          (a) Replacement Note. A promissory note of the Borrowers (the "Replacement Note"), substantially in the form set forth as Exhibit B hereto.

          Upon receipt of the Replacement Note, the Lender will: (i) record the aggregate unpaid principal amount of the Note dated September 15, 1999 (the "Original Note") issued under the Agreement in its records or, at its option, on the schedule attached to the Replacement Note as the aggregate unpaid principal amount of the Replacement Note; (ii) mark the Original Note as replaced by the Replacement Note; and (iii) return the Original Note to Akorn upon Akorn's request. Thereafter, all references in the Agreement and in any and all instruments or documents provided for therein or delivered or to be delivered thereunder or in connection therewith to the Original Note shall be deemed references to the Replacement Note. The replacement of the Original Note with the Replacement Note shall not be construed (i) to deem paid or forgiven the unpaid principal amount of, or unpaid accrued interest on, the Original Note outstanding at the time of replacement, or (ii) to release, cancel, terminate or otherwise adversely affect all or any part of any lien, mortgage, deed of trust, assignment, security interest or other encumbrance heretofore granted to or for the benefit of the payee of the Original Note which has not otherwise been expressly released.

          (b) Resolutions. A copy, duly certified by the secretary or an assistant secretary of each Borrower, of (i) resolutions of such Borrower's Board of Directors authorizing or ratifying the execution and delivery of this Amendment and the Replacement Note and authorizing the borrowings under the Agreement, as amended hereby, (ii) all documents evidencing other necessary corporate action, and (iii) all approvals or consents, if any, with respect to this Amendment and the Replacement Note.

          (c) Incumbency Certificate. A certificate of the secretary or an assistant secretary of each Borrower certifying the names of such Borrower's officers authorized to sign this Amendment, the Replacement Note and all other documents or certificates to be delivered hereunder, together with the true signatures of such officers.

          (d) Opinion. An opinion of Burke, Warren, MacKay & Serritella, counsel to the Borrowers, addressed to the Lender, in substantially the form of Exhibit C hereto.

          (e) Certificate. A certificate of the president or chief financial officer of each Borrower as to the matters set out in Sections 3.2 and 3.3 hereof.

          (f) Participant Consent. The Lender shall have obtained the consents of its existing participants to the execution, delivery and performance of this Amendment.

          (g) Bank of America. The Lender and Bank of America, National Association shall have entered a participation agreement in form and substance satisfactory to the Lender.

          (h) Other. Such other documents as the Lender may reasonably request.

          3.2. No Default. As of the closing date hereof, no Event of Default or Default under the Loan Documents shall have occurred and be continuing.

          3.3. Warranties. As of the closing date hereof, the warranties in the Loan Documents and in Section 2 of this Amendment shall be true and correct as though made on such date, except for such changes as are specifically permitted under the Agreement.

4.  GENERAL.

          4.1. Expenses. Each Borrower agrees to pay the Lender upon demand for all reasonable expenses, including reasonable attorneys' and legal assistants' fees (which attorneys and legal assistants may be employees of the Lender), incurred by the Lender in connection with the preparation, negotiation and execution of this Amendment, the Replacement Note and any document required to be furnished therewith.

          4.2. Law. THIS AMENDMENT AND THE REPLACEMENT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

          4.3. Successors. This Amendment shall be binding upon each Borrower and the Lender and their respective successors and assigns, and shall inure to the benefit of each Borrower and the Lender and the successors and assigns of the Lender.

          4.4. Confirmation of the Agreement. The Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified and confirmed in all respects.

          4.5. References to the Agreement. Each reference in the Agreement to "this Agreement," "hereunder," "hereof," or words of similar import in instruments or documents provided for in the Agreement or delivered or to be delivered thereunder or in connection therewith, shall, except where the context otherwise requires, be deemed a reference to the Agreement as amended hereby.


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed at Chicago, Illinois by their respective officers thereunto duly authorized as of the date first written above.

                                       AKORN, INC.

                                       By:
                                          -------------------------------------

                                       Title
                                             ----------------------------------

                                       AKORN NEW JERSEY, INC.

                                       By:
                                          -------------------------------------

                                       Title
                                             ----------------------------------

                                       THE NORTHERN TRUST COMPANY

                                       By:
                                          -------------------------------------

                                       Title
                                             ----------------------------------






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


                                    EXHIBIT B

                                      NOTE


$45,000,000                                                   Chicago, Illinois
                                                              December 28, 1999


     FOR VALUE RECEIVED, the undersigned, AKORN, INC., a Louisiana corporation ("Akorn"), and AKORN NEW JERSEY, INC., an Illinois corporation ("Akorn NJ"), jointly and severally, promise to pay to the order of THE NORTHERN TRUST COMPANY (the "Lender") on or before the Termination Date, the principal amount of FORTY-FIVE MILLION DOLLARS ($45,000,000), or the amount outstanding as endorsed on the grid attached to this Note (or recorded in the Lender's books and records, if the Lender is the holder hereof). Such endorsement or recording by the Lender shall, absent manifest error, be rebuttably presumptive evidence of the principal balance due on this Note.

     This Note evidences indebtedness incurred under that certain Amended and Restated Credit Agreement, dated as of September 15, 1999 (as the same may be subsequently amended, restated, supplemented or otherwise modified, the "Credit Agreement"), among Akorn, Akorn NJ and the Lender, to which Credit Agreement reference is hereby made for a statement of its terms and provisions, including those under which this Note may be paid prior to its due date or have its due date accelerated, and pursuant to which the applicable interest rate herein set forth may be reduced. All capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. This Note constitutes a renewal and restatement of, and a replacement and substitute for, the Note dated September 15, 1999, of Akorn and Akorn NJ payable to the order of the Lender in the principal amount of $25,000,000 (the "Original Note"). The indebtedness under the Original Note is continuing indebtedness hereunder, and nothing herein shall be deemed to release or otherwise adversely affect any lien, mortgage or security interest securing such indebtedness or any rights of the Lender against any guarantor, surety or other party primarily or secondarily liable for such indebtedness.

     Unless or until this Note shall sooner become due and payable, whether by acceleration or otherwise, the principal amount outstanding hereunder shall be paid in accordance with the terms and conditions of the Credit Agreement. The unpaid principal amount of this Note from time to time outstanding shall bear interest from the date of this Note at the rate per annum set forth in the Credit Agreement. Accrued interest on this Note shall be payable in accordance with the terms of the Credit Agreement. After maturity, whether by acceleration or otherwise, accrued interest shall be payable on demand. Interest on this Note shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days. Payments of both principal and interest are to be made in immediately available funds in lawful money of the United States of America.

     Subject to the terms and conditions of the Credit Agreement, the undersigned agree to pay all reasonable expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in attempting to collect any amounts payable hereunder. The undersigned irrevocably waive presentment, protest, demand and notice of any kind in connection herewith.

     This Note is made under and governed by the internal laws of the State of Illinois (without regard to conflict of laws provisions thereof), and shall be deemed to have been executed in the State of Illinois.

                                            AKORN, INC.,
                                            a Louisiana corporation

                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------

                                            AKORN NEW JERSEY, INC.,
                                            an Illinois corporation

                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------




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
Schedule attached to Note dated December 28, 1999 of AKORN, INC. and AKORN NEW JERSEY, INC., payable to the order of THE NORTHERN TRUST COMPANY.






                                               LOANS AND PRINCIPAL PAYMENTS

--------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                                            Type of Loan &        Amount of        Unpaid Principal
                        Amount of Loan        Applicable       Principal Repaid        Balance         Notation Made By
        Date                 Made           Interest Rate
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------


The aggregate unpaid principal amount shown on this schedule shall be rebuttable presumptive evidence of the principal amount owing and unpaid on this Note. The failure to record the date and amount of any loan on this schedule shall not, however, limit or otherwise affect the obligations of the Borrowers under the Credit Agreement or under this Note or repay the principal amount of the loan together with all interest accruing thereon.

                                    EXHIBIT C

                           [FORM OF OPINION OF COUNSEL
                                 TO THE COMPANY]



The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois  60675

Attention:

Ladies and Gentlemen:

     We have acted as counsel for Akorn, Inc. and Akorn New Jersey, Inc. (collectively, the "Borrowers" and each individually a "Borrower") in connection with a First Amendment dated as of December 28, 1999 (the "Amendment") to the Amended and Restated Credit Agreement dated as of September 15, 1999, as amended, entered into among the Borrowers and Lender (the "Agreement"), and the transactions and other documents and instruments described therein. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to such terms in the Amendment.

     In so acting, we, as counsel for the Borrowers, have made such factual inquiries, and we have examined or caused to be examined such questions of law, as we have considered necessary or appropriate for the purposes of this opinion and, upon the basis of such inquiries and examination, advise you that, in our opinion:

     1. Each Borrower is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and is duly qualified and in good standing as a foreign corporation in all other jurisdictions in which its present operations or properties require such qualification.

     2. Each Borrower has full corporate power and authority to enter into the Amendment and to perform its obligations under the Agreement, as amended by the Amendment, and under the Replacement Note.

     3. The execution and delivery of the Amendment and the Replacement Note, the performance by each Borrower of its obligations under the Agreement, as amended by the Amendment, and under Replacement Note, and the borrowings by each Borrower under the Agreement, as amended by the Amendment, have been duly authorized by all necessary corporate action, and the Amendment and the Replacement Note have been duly executed and delivered on behalf of each Borrower and constitute valid and binding obligations of such Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

     4. There is no provision in such Borrower's articles of incorporation or by-laws, nor any provision in any indenture, mortgage, contract or agreement to which such Borrower is a party or by which it or its properties may be bound and of which we have knowledge, nor any law, statute, rule or regulation, nor any writ, order or decision of any court or governmental instrumentality binding on such Borrower which would be contravened by the execution and delivery of the Amendment or the Replacement Note, nor do any of the foregoing prohibit such Borrower's performance of any term, provision, condition, covenant or any other obligation of such Borrower contained in the Agreement, as amended by the Amendment, or in the Replacement Note.

     5. Neither the making of the Amendment or the Replacement Note nor performance of the Agreement, as amended by the Amendment, or the Replacement Note, nor the borrowing under the Agreement, as amended by the Amendment, requires the consent or approval of any governmental instrumentality.


                                        Very truly yours,

The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois  60675

     Re: First Amendment dated as of December 28, 1999 (the "Amendment") to Amended and Restated Agreement dated as of September 15, 1999 (the "Agreement"), among Akorn, Inc. and Akorn New Jersey, Inc. (the "Borrowers") and The Northern Trust Company (the "Lender")

Ladies and Gentlemen:

This certificate is being delivered to the Lender pursuant to Section 3.1(e) of the Amendment. Terms used in this certificate which are defined in the Agreement shall have the same meaning herein as therein.

In connection with the closing today of the Amendment, the undersigned officer of each Borrower hereby certifies as follows:

     1. No Event of Default or Default under the Loan Documents has occurred and is continuing.

     2. The warranties in the Loan Documents and in Section 2 of the Amendment are true and correct as of the date hereof as though made on the date hereof, except for such changes as are specifically permitted under the Agreement.

                                          Very truly yours,

Dated December 28, 1999                   AKORN, INC.


                                          By:  _______________________________
                                          Title:  Chief Financial Officer


                                          AKORN NEW JERSEY, INC.


                                          By:  _______________________________
                                          Title:  Chief Financial Officer